                                   Exhibit 24



                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas C. Yearley, Ramiro G. Peru and Robert C. Swan and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

Annual Report For the Year Ended December 31, 1999 of Phelps Dodge Corporation on Form 10-K

                  (1) to sign the Annual Report for the fiscal year ended December 31, 1999 of Phelps Dodge Corporation on Form 10-K ("1999 Form 10-K") to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 1999 Form 10-K;

                  (2) to file such 1999 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and

                  (3) to take such other action as may be deemed necessary or appropriate in connection with such 1999 Form 10-K;

as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of November, 1999.


                                        /s/ Robert N. Burt
                                        ------------------------------
                                        Robert N. Burt

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas C. Yearley, Ramiro G. Peru and Robert C. Swan and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

Annual Report For the Year Ended December 31, 1999 of Phelps Dodge Corporation on Form 10-K

                  (1) to sign the Annual Report for the fiscal year ended December 31, 1999 of Phelps Dodge Corporation on Form 10-K ("1999 Form 10-K") to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 1999 Form 10-K;

                  (2) to file such 1999 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and

                  (3) to take such other action as may be deemed necessary or appropriate in connection with such 1999 Form 10-K;

as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of November, 1999.


                                        /s/ Archie W. Dunham
                                        ------------------------------
                                        Archie W. Dunham

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas C. Yearley, Ramiro G. Peru and Robert C. Swan and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

Annual Report For the Year Ended December 31, 1999 of Phelps Dodge Corporation on Form 10-K

                  (1) to sign the Annual Report for the fiscal year ended December 31, 1999 of Phelps Dodge Corporation on Form 10-K ("1999 Form 10-K") to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 1999 Form 10-K;

                  (2) to file such 1999 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and

                  (3) to take such other action as may be deemed necessary or appropriate in connection with such 1999 Form 10-K;

as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of November, 1999.


                                        /s/ William A. Franke
                                        ------------------------------
                                        William A. Franke

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas C. Yearley, Ramiro G. Peru and Robert C. Swan and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

Annual Report For the Year Ended December 31, 1999 of Phelps Dodge Corporation on Form 10-K

                  (1) to sign the Annual Report for the fiscal year ended December 31, 1999 of Phelps Dodge Corporation on Form 10-K ("1999 Form 10-K") to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 1999 Form 10-K;

                  (2) to file such 1999 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and

                  (3) to take such other action as may be deemed necessary or appropriate in connection with such 1999 Form 10-K;

as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of November, 1999.


                                        /s/ Paul Hazen
                                        ------------------------------
                                        Paul Hazen

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas C. Yearley, Ramiro G. Peru and Robert C. Swan and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

Annual Report For the Year Ended December 31, 1999 of Phelps Dodge Corporation on Form 10-K

                  (1) to sign the Annual Report for the fiscal year ended December 31, 1999 of Phelps Dodge Corporation on Form 10-K ("1999 Form 10-K") to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 1999 Form 10-K;

                  (2) to file such 1999 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and

                  (3) to take such other action as may be deemed necessary or appropriate in connection with such 1999 Form 10-K;

as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of November, 1999.


                                        /s/ Manuel J. Iraola
                                        ------------------------------
                                        Manuel J. Iraola

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas C. Yearley, Ramiro G. Peru and Robert C. Swan and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

Annual Report For the Year Ended December 31, 1999 of Phelps Dodge Corporation on Form 10-K

                  (1) to sign the Annual Report for the fiscal year ended December 31, 1999 of Phelps Dodge Corporation on Form 10-K ("1999 Form 10-K") to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 1999 Form 10-K;

                  (2) to file such 1999 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and

                  (3) to take such other action as may be deemed necessary or appropriate in connection with such 1999 Form 10-K;

as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 22nd day of November, 1999.


                                        /s/ Marie L. Knowles
                                        ------------------------------
                                        Marie L. Knowles

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas C. Yearley, Ramiro G. Peru and Robert C. Swan and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

Annual Report For the Year Ended December 31, 1999 of Phelps Dodge Corporation on Form 10-K

                  (1) to sign the Annual Report for the fiscal year ended December 31, 1999 of Phelps Dodge Corporation on Form 10-K ("1999 Form 10-K") to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 1999 Form 10-K;

                  (2) to file such 1999 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and

                  (3) to take such other action as may be deemed necessary or appropriate in connection with such 1999 Form 10-K;

as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of November, 1999.


                                        /s/ Robert D. Krebs
                                        ------------------------------
                                        Robert D. Krebs

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas C. Yearley, Ramiro G. Peru and Robert C. Swan and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

Annual Report For the Year Ended December 31, 1999 of Phelps Dodge Corporation on Form 10-K

                  (1) to sign the Annual Report for the fiscal year ended December 31, 1999 of Phelps Dodge Corporation on Form 10-K ("1999 Form 10-K") to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 1999 Form 10-K;

                  (2) to file such 1999 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and

                  (3) to take such other action as may be deemed necessary or appropriate in connection with such 1999 Form 10-K;

as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of December, 1999.


                                        /s/ Southwood J. Morcott
                                        ------------------------------
                                        Southwood J. Morcott

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas C. Yearley, Ramiro G. Peru and Robert C. Swan and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

Annual Report For the Year Ended December 31, 1999 of Phelps Dodge Corporation on Form 10-K

                  (1) to sign the Annual Report for the fiscal year ended December 31, 1999 of Phelps Dodge Corporation on Form 10-K ("1999 Form 10-K") to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 1999 Form 10-K;

                  (2) to file such 1999 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and

                  (3) to take such other action as may be deemed necessary or appropriate in connection with such 1999 Form 10-K;

as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 1st day of December, 1999.


                                        /s/ Gordon R. Parker
                                        ------------------------------
                                        Gordon R. Parker

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas C. Yearley, Ramiro G. Peru and Robert C. Swan and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

Annual Report For the Year Ended December 31, 1999 of Phelps Dodge Corporation on Form 10-K

                  (1) to sign the Annual Report for the fiscal year ended December 31, 1999 of Phelps Dodge Corporation on Form 10-K ("1999 Form 10-K") to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 1999 Form 10-K;

                  (2) to file such 1999 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and

                  (3) to take such other action as may be deemed necessary or appropriate in connection with such 1999 Form 10-K;

as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of November, 1999.


                                        /s/ J. Steven Whisler
                                        ------------------------------
                                        J. Steven Whisler

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Douglas C. Yearley, Ramiro G. Peru and Robert C. Swan and each of them his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities:

Annual Report For the Year Ended December 31, 1999 of Phelps Dodge Corporation on Form 10-K

                  (1) to sign the Annual Report for the fiscal year ended December 31, 1999 of Phelps Dodge Corporation on Form 10-K ("1999 Form 10-K") to be filed under the Securities Exchange Act of 1934, as amended, and any and all amendments to such 1999 Form 10-K;

                  (2) to file such 1999 Form 10-K (and any and all such amendments) with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and

                  (3) to take such other action as may be deemed necessary or appropriate in connection with such 1999 Form 10-K;

as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents of any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 18th day of November, 1999.


                                        /s/ Douglas C. Yearley
                                        ------------------------------
                                        Douglas C. Yearley